
GEE Group

Fiscal third quarter and YTD 2026 performance
Financial results & company highlights

August 12, 2026

Important notifications

GEE Group

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS:

This document contains "forward-looking statements" – that is, statements related to future events that by their nature address matters that are, to different degrees, uncertain. For details on the uncertainties that may cause our actual future results to be materially different than those expressed in our forward-looking statements, see the additional information on slide 15 and in our most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and our most recent earnings investor presentations. These documents may be accessed through our website at www.geegroup.com. We do not undertake to update our forward-looking statements. This document also includes certain forward-looking projected financial information that is based on current estimates and forecasts and financial goals, for which complete plans, projections or predictions have not yet been developed. Actual results could differ materially.

NON-GAAP FINANCIAL MEASURES:

In this document, we sometimes use information derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. The reasons we use these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are included in our earnings release and the appendix of this presentation and prior earnings presentations, as applicable. See slide 14 for important information regarding non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their respective GAAP counterparts are included in slides 9 and 10.

Amounts shown on subsequent pages may not add due to rounding.

GEE's Investor Relations information may be found on our website at https://ir.geegroup.com. GEE Group's Facebook page and other social media accounts, also contain information about GEE Group that investors may be interested in.

Introduction

GEE Group

GEE Group Inc. (NYSE American: JOB)

GEE Group, Inc. (NYSE American: JOB) is a national provider of professional staffing and permanent placement services headquartered in Jacksonville, FL. The Company's common shares have been exchange traded since 1968 and traces its operating heritage to 1893.

Business Overview

Operating through 15 specialty brands across six verticals – IT, engineering, finance & accounting, legal, energy, and healthcare – GEE offers both contract staffing and direct-hire placement solutions. The company has 14 branch offices in high-density professional employment markets and employs ~160 regular staff and up to 1,000 or more contract employees weekly.

SNI COMPANIES®
Grow your business. Grow your career.

STAFFING NOW®
SNI TECHNOLOGY®
SNI FINANCIAL®
SNI HOSPITALITY®
SNI ENERGY®
SNI BANKING

OMNI ONE
General Employment
ACCESS DATA CONSULTING CORPORATION
AGILE
SCRIBE SOLUTIONS
AE ashley ellis
PALADIN
HORNET STAFFING

* Non-GAAP Financial Measure. See slides 2 and 14 for important information regarding non-GAAP financial measures. Reconciliations to their respective GAAP measure counterparts appear on slides 9 and 10.

NYSE American: JOB
Exchange / Ticker

$60.8M
Net revenue FYTD thru June 30, 2026

$0.6M*-a)
AEBITDA* FYTD thru June 30, 2026

15+
Operating Brands

14
Branch Offices

Jacksonville, FL
Headquarters

Fiscal year-to-date 2026 highlights

GEE Group

1 **GEE Professional Staffing and HR Solutions Platform Stabilizing with Vertical and Service Diversification**
Substantially focused on high-value direct hire and contract services professional verticals (IT, finance & accounting, legal, engineering, energy, healthcare) where gross margins structurally exceed those of most other staffing firms. Finance and accounting direct hire leading top line and earnings recovery.

2 **Industry-leading Gross Margins**
Record high YoY improvement driven by direct hire growth and mix shift and divestiture of lower-margin industrial staffing. FQ3 and FYTD 2026 gross profit of $8.3M (40% margin) and $23.1M (38% margin), margins up 450 bps (13% improvement) and 380 bps (11% improvement) vs. prior year quarter and YTD periods.

3 **Cyclical Recovery Opportunity with Substantial Recent SG&A Savings Holding**
Professional staffing volumes near cyclical lows. ASA Staffing Index +5.3% YoY (Mar 2026); Bullhorn indicator shows hours 2% above prior year. $3.8M in permanent SG&A reductions implemented September 2025 are holding. Any revenue recovery flows directly through a leaner cost structure to EBITDA.

4 **Strong Balance Sheet Provides Significant Flexibility to Seize Opportunities and Overcome Challenges**
$20.3M cash, ~$0M debt, $4.1M operating working capital (net working capital, excluding cash), and current ratio of 5-to-1 including cash (1.7-to-1, excluding cash) as of June 30, 2026.

5 **AI-enabled Platforms in the Works**
AI is transforming staffing operations across candidate sourcing, matching, and engagement. GEE is overhauling its core financial and operating platforms and is thoughtfully deploying AI across recruiting and sales to drive future productivity gains and margin expansion without incremental cost increases

Growing revenues, profits and cash once again in a challenging, but opportunistic environment

Fiscal FQ3'26, FQ2'26 and FQ3'25 highlights

GEE Group

($ in millions)

	FQ3'26	FQ2'26	FQ3'25
Revenue	$20.8m	$19.5m	$24.5m
Direct Hire	*$3.8m*	*$3.2m*	*$3.2m*
Contract Services	*$17.0m*	*$16.3m*	*$21.3m*
Gross Margin	39.9%	38.0%	35.4%
GM Growth		*+182 bps*	*+448 bps*
Adj. EBITDA*	$0.6m*	$0.1m* *+400%**	$0.0m* *+100%**
Net income	$0.6m	+$0.0m *+100%*	+$(0.4)m *+200%*
Cash	$20.3m	$20.3m *+0.0%*	$18.6m *+9.1%*

Performance

- **Direct hire revenues growing again, as we manage through opportunities and challenges**
  - Strong direct hire revenue performance; FQ3'2026 up 18% from sequential FQ2'26 and 16% Y/Y FQ3'25
  - FQ3'26 contract services revenues up 4% from sequential FQ2'26; down (20)% from Y/Y FQ3'25 as labor market conditions and AI continue to provide challenges and opportunities
  - Despite lower revenue, profitability improved significantly in FQ3'26
- **Direct hire growth and effective cost management are driving profitability and cash preservation**
  - Substantial margin improvements driven by outperformance of direct hire businesses … and effective cost management
  - Positive AEBITDA* and EBITDA* achieved in FQ3 '26 and FYTD '26 once again

Growing revenues, profits and cash once again in a challenging, but opportunistic environment

* Non-GAAP Financial Measure. See slide 2 and 14 for important information regarding non-GAAP financial measures. Reconciliations to their respective GAAP measure counterparts appear on slides 9 and 10.

GEE Group: Taking action today & positioning for the future

GEE Group

TODAY'S CHALLENGING ENVIRONMENT

Heightened challenges

- Managing workforce volatility
- Evolving post-COVID norms
- AI proliferation

Additional watch items

- Macro socioeconomic trends
- Evolving labor regulations

FY '26 outlook... trending favorably on fiscal QTR & YTD results

Scaling lean to maintain resilience while driving:

- **Growth** … Direct hire services leading … F&A, IT and Engineering …
- **Prices and margins** … prices in sync with rising costs … increased DH and higher spreads in contract services rates achieved …
- **Cost take outs** … ~ $4m in recent cost reductions in 2025 (led by personnel, ATS / job boards, and occupancy costs)… next substantive cost savings expected to come from new operating platforms and AI and consolidation of legal entities…

GROWTH HIGHLIGHTS


HIRING

Direct hire placements leading the way w/ double-digit growth **(SNI AN, and our IT and engineering brands)**



GEE's direct hire fees and **spread adjusted contract services rates** provide significant pricing and margin protection


Essential cost
Necessary cost
Optional cost
Unwanted cost
Cost savings

GEE's strict cost management practices have helped return profitability, protect cash and avoid borrowing costs

Managing our businesses to restore growth, maintain prices and margins and take unnecessary costs out

Consolidated earnings performance

($ in thousands)

GEE Group

Despite decline in contract services revenue and challenging conditions, profitability is improving

	FQ3'26	FQ2'26	V$ F/(U)	V% F/(U)	FQ3 '25	V$ F/(U)	V% F/(U)	FYTD '26	FYTD '25	V$ F/(U)	V% F/(U)
Direct hire revenue	$3,746	$3,187	$558	18%	$3,222	$523	16%	$9,649	$8,733	$915	10%
Contract services revenue	17,019	16,294	725	4%	21,301	(4,282)	-20%	51,113	64,310	(13,197)	-21%
Total	**20,765**	**19,481**	**1,284**	7%	**24,523**	**(3,758)**	**-15%**	**60,762**	**73,043**	**(12,281)**	**-17%**
Gross profit	**8,281**	**7,415**	**866**	**12%**	**8,681**	**(400)**	**-5%**	**23,101**	**24,967**	**(1,866)**	**-7%**
Gross margins	***39.9%***	***38.1%***	***1.8%***	***5%***	***35.4%***	***4.5%***	***13%***	***38.0%***	***34.2%***	***3.8%***	***11%***
SG&A	6,446	6,087	(358)	-6%	7,394	948	13%	18,725	22,094	3,369	15%
Depreciation and amortization	44	43	2	4%	251	207	82%	172	741	569	77%
Operating income before corp expenses	***1,791***	***1,285***	***506***	***39%***	***1,036***	***755***	***73%***	***4,204***	***2,131***	***2,073***	***97%***
Op income margins before corp expenses	***8.6%***	***6.6%***	***2.0%***	***31%***	***4.2%***	***4.4%***	***104%***	***6.9%***	***2.9%***	***4.0%***	***137%***
Corporate expenses (1)	1,413	1,344	(69)	-5%	1,580	167	11%	4,291	4,668	378	8%
Non-cash Asset Impairment Charges	0	0	0	0%	0	0	0%	0	22,000	22,000	100%
Operating income (loss)	378	(58)	436	>100%	(544)	923	>100%	(88)	(24,537)	24,449	>100%
Other income / (expense)	189	50	139	>100%	28	161	>100%	498	167	332	>100%
Pre-tax income from continuing ops	567	(8)	575	>100%	(517)	1,084	>100%	410	(24,370)	24,780	>100%
Income tax expense (benefit)	1	(22)	23	>100%	(115)	(116)	<(100%)	(20)	9,671	9,691	>100%
Net income (loss) from continuing ops	**$566**	**$14**	**$552**	***>100%***	**$(402)**	**$968**	***>100%***	**$430**	**$(34,041)**	**$34,471**	***>100%***

(1) For purposes of this presentation, all internally allocated corporate expenses have been classified into this row, including depreciation and amortization.

Direct placements and lower SG&A costs produced substantially improved results despite macro headwinds

Performance by vertical – Fiscal YTD June 30, 2026

GEE Group

($ in millions)

Fiscal Nine Months Ended June 30, 2026



Engineering / Other
$2.3
4%
$21.9
36%
$36.6
60%
FA&O
IT

Revenue
$60.8



Engineering / Other
$0.6
14%
$1.6
33%
$2.5
53%
FA&O
IT

Contribution*
$4.7

Fiscal Nine Months Ended June 30, 2025



Engineering / Other
$2.5
3%
$28.7
39%
$41.9
57%
FA&O
IT

Revenue
$73.1



Engineering / Other
$0.5
17%
$0.3
12%
$2.1
71%
FA&O
IT

Contribution*
$2.9

FYTD 2026 Vertical Performance Highlights

- **Professional IT** continues to represent our largest vertical and focus at 60% of our revenue and 53% of our businesses' contribution* thru YTD 6/30/26.
- **Professional FA&O** contributions* to earnings increased substantially due mainly to overperformance of finance and accounting direct hire placements at 100% gross profit so far in fiscal 2026, and despite significantly lower contract services revenue.
- **Professional Engineering and other** contributions* to profit also grew despite slightly lower revenue due to strong performance in Engineering direct hire placements.
- **All vertical contributions* to profits combined** increased 62% to $4.7M for the first nine months of fiscal 2026, compared with $2.9M for the first nine months of fiscal 2025.

Revenues, margins and profitability stabilizing and/or growing again in all verticals

* Non-GAAP Financial Measure. See slide 2 and 14 for important information regarding non-GAAP financial measures. Reconciliations to their GAAP counterparts appear on slides 9 and 10.

AEBITDA* / EBITDA* / Contributions* Reconciliations

GEE Group

($ in thousands)

Net income → AEBITDA / EBITDA Reconciliation – Qtrs.

	FQ3'26	FQ2'26	FQ3'25
Net income (loss)	**$566**	**$14**	**$(401)**
Interest	7	(50)	(28)
Gain on debt extinguishment (1)	(196)	0	0
Income taxes	1	(21)	(115)
Depreciation and amortization	66	65	274
Non-cash asset impairment charges (2)	0	0	0
EBITDA*	**444**	**8**	**(270)**
Non-cash stock compensation	69	86	177
Other (3)	57	14	68
Adjusted EBITDA*	**$570**	**$108**	**$(25)**
Corporate expenses	1,380	1,325	1,416
Business Contributions*	**$1,950**	**$1,433**	**$1,391**

Net income → AEBITDA / EBITDA Reconciliation - YTD

	FYTD '26	FYTD '25
Net income (loss)	**$430**	**$(34,041)**
Interest	(106)	(167)
Gain on debt extinguishment (1)	(392)	0
Income taxes	(20)	9,671
Depreciation and amortization	237	809
Non-cash asset impairment charges (2)	0	22,000
EBITDA*	**149**	**(1,728)**
Non-cash stock compensation	268	418
Other (3)	165	392
Adjusted EBITDA*	**$582**	**$(917)**
Corporate expenses	4,115	3,870
Business Contributions*	**$4,697**	**$2,953**

(1) Gain represents claw back of M&A proceeds under Hornet acquisition. (2) Non-cash goodwill impairment charges.
(3) Other amounts comprised of severance, office closure expenses, M&A expenses and related legal costs, offset by sub-lease rental income and a gain on the disposition of an asset.

EBITDA* and Adjusted EBITDA* have grown significantly – both sequentially and year over year

* Non-GAAP Financial Measure. See slide 2 and 14 for important information regarding non-GAAP financial measures. Reconciliations to their GAAP counterparts appear above and on slide 10.

Free cash flow ("FCF")* performance

($ in thousands)

	3Q'26	YTD '26
GAAP net income	**$566**	**$430**
Depreciation & amortization	66	237
Other recurring non-cash expenses -a)	97	344
Operating working capital:		
Current receivables	(304)	(150)
Accounts payable	(86)	(223)
Accrued compensation	(287)	(845)
Other WC asset-liability items	201	(206)
Other changes in NWC	(476)	(1,424)
Other CFOA -b)	(196)	(392)
Net CFOA	**57**	**(805)**
Gross CAPEX	(98)	(208)
FCF*	**(41)**	**(1,013)**
Financing, other	(18)	(79)
Cash, beginning balance	**$20,331**	**$21,364**
Cash, ending balance	**$20,272**	**$20,272**

GEE Group

FQ3 – FYTD '26 Performance Highlights

- FCF* near B/E in FQ3 w/ net improvement of $185 in NOCF for FQ3 and FQ2 2026 combined, since negative $(1,198) in FQ1 2026
- D&A predominantly amortization of definite lived intangibles and leased assets under finance-type leases
- Notable drivers of working capital changes: increase direct hire revenue and related A/R; and reduction of remaining S-T acquisition debt
- FQ3 and FYTD net income, plus D&A and other recurring non-cash expenses (x. NWC changes) show growth in operating cash generation
- Increase in Capex represents investments in new operating platforms to date
- Working capital ratio was ~ **5-to-1** as of June 30, 2026, including $20.3 million in cash (~ **1.7-to-1**, excluding cash)

Resilience planning over FCF*, cash management and working capital are working and sustaining

* Non-GAAP Financial Measure. See slide 2 and 14 for important information regarding non-GAAP financial measures. Reconciliations to their GAAP counterparts appear above and on slide 9.
(a – Aggregates the following: non-cash stock compensation, amortization of debt discount, and change in deferred income taxes.
(b – Gains on the full elimination of the former Hornet Staffing acquisition promissory notes.

Consolidated balance sheets

($ in Thousands)

	6/30/26	9/30/25
Cash	$20,272	$21,364
A/R	9,811	9,695
OCA	480	622
Total current assets	30,563	31,681
Goodwill and Intangibies	25,278	25,379
OLTA	3,712	2,937
Total assets	$59,553	$59,997
A/P and A/E	$4,844	$5,912
OCL	1,328	1,776
Total current liabilities	6,171	7,688
LTL	2,701	2,299
Total liabilities	8,872	9,987
Common stock	113,599	113,675
Retained earnings (deficit)	(60,049)	(60,479)
Treasury stock	(2,869)	(3,186)
Total shareholdlers' equity	50,681	50,010
Total liabilities and shareholders' equity	$59,553	$59,997

FQ3 – FYTD '26 Performance Highlights

- Cash maintained at $20 million+; small decline consistent w/ recent growth in direct hire revenue
- Increase in A/R also indicative of net growth in billings
- NWC ratio of ~5-to-1 at 6/30/26, up from 4.1-to-1 at 9/30/25 (1.7-to-1 and 1.4-to-1, ex. cash, respectively)
- $5 million+ of availability under ABL facility w/ bank; w/ no outstanding borrowings
- NBV per share of $0.46 and tangible NBV ("TNBV") of $0.23 per share
- TNBV per share is only $0.02 higher than VWAP of GEE shares of approx. $0.21 per share[1], which we believe is an indication that our stock has significant potential opportunity for upward movement

(1) Represents the 20-day volume-weighted average closing price of GEE common shares (NYSE American: JOB) for the twenty trading days in the period ended August 11, 2026.

Growth and Productivity Investments

GEE Group

Core Technology Enhancements

- Microsoft Dynamics Business Central™ ("MS BC") and JobDiva ™ ("JD") under development and implementation
- JD engaged and assisting in implementing its ATS platform (replaces Bullhorn)
- *One* shared instance of each platform, replacing multiple ERP and ATS legacy instances; ADP to continue as full-service payroll provider
- Artificial intelligence ("AI") to be integrated or embedded throughout

Economics

- ***Estimated annual cost savings - $660,000***
- Estimated savings represents ~ 6 months to recover direct implementation costs
- Seventeen (17) vendors / subscriptions to be reduced to five (5)
- ***Estimated savings represent direct costs only***; there will be one shared instance of each platform, replacing multiple ERP and ATS legacy instances – substantial additional, yet-to-be-measured cost savings and internal synergies anticipated

Microsoft Dynamics 365 Business Central

GRAVOC

JobDiva

ADP®

Appendix

GEE Group

Non-GAAP Measures and Forward-looking Statements

Use of Non-GAAP Measures

GEE Group

The Company discloses certain non-GAAP financial measures in this investor presentation, including EBITDA, adjusted EBITDA, contributions, and free cash flow. Management and the Board of Directors use and refer to these non-GAAP financial measures internally as a supplement to financial information presented in accordance with U.S. GAAP. Non-GAAP financial measures are used for purposes of evaluating operating performance, financial planning purposes, establishing operational and budgetary goals, compensation plans, analysis of debt service capacity, capital expenditure planning and determining working capital needs at the vertical and/or business unit level. The Company also believes that these non-GAAP financial measures are considered useful by investors.

Non-GAAP EBITDA is defined as net income (loss) from continuing operations before interest, other income, taxes, depreciation and amortization. Non-GAAP adjusted EBITDA is defined as EBITDA, adjusted for non-cash stock compensation expenses, acquisition, integration, restructuring and other non-recurring expenses, capital market-related expenses, and gains or losses on extinguishment of debt or sale of assets. Non-GAAP contribution margins presented on slide 8 represent adjusted EBITDA, before (excluding) corporate expenses. Non-GAAP free cash flow is defined as net cash used in operating activities, less capital expenditures.

Non-GAAP EBITDA, adjusted EBITDA, contributions and free cash flow are not terms proscribed or defined by GAAP and, as a result, the Company's measure of them may not be comparable to similarly titled measures used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP financial measures discussed above should be considered in addition to, and not as substitutes for, nor as being superior to net income (loss) reported in the consolidated statements of income, cash and cash flows reported in the consolidated statements of cash flows, or other measures of financial performance reflected in the Company's consolidated financial statements prepared in accordance with U.S. GAAP included in Form 10-K and Form 10-Q for their respective periods filed with the SEC, which should be read and referred to in order to obtain a comprehensive and thorough understanding of the Company's financial results. The reconciliations of net loss from continuing operations to non-GAAP EBITDA and non-GAAP adjusted EBITDA, and contributions; and net cash used in operating activities to non-GAAP free cash flows referred to elsewhere in this investor presentation are provided in the following schedules that also form a part of this investor presentation.

Forward Looking Statements Safe Harbor Disclosure

GEE Group

In addition to historical information, this investor presentation contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this investor presentation that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include, without limitation, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "pro forma", "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions of future tense. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and estimates, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Earlier this decade, the international pandemic, the Novel Coronavirus ("COVID-19"), negatively impacted and disrupted the Company's business operations and had a significant negative impact on the global economy and employment in general, resulting in, among other things, a lack of demand for the Company's services. This was exacerbated by government and client directed "quarantines", "remote working", "shut-downs" and "social distancing". Some of these outcomes or by-products of the pandemic have persisted in one form or another since and there is no assurance that conditions will ever fully return to their former pre-pandemic status quo. These and certain other factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breaches that disrupt business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, future global pandemics such as COVID-19 or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact Information

GEE Group

INVESTOR RELATIONS
GEE Group Inc.
Kim Thorpe
630.954.0400
invest@geegroup.com

SOURCE: GEE Group Inc.